EXHIBIT 10.30

SUBSCRIPTION AGREEMENT
VendingData Corporation
6830 Spencer Street
Las Vegas, NV 89119

In order to purchase shares of common stock, $0.001 par value per share (“Common Stock”), of VendingData Corporation (the “Company”), as described in the Company’s Prospectus dated ______________, 2003, each subscriber must complete, execute and return this Subscription Agreement, together with payment in full, by check payable to Wells Fargo Bank Minnesota, N.A. (escrow agent) fbo VendingData Corporation, for the shares purchased, to Philadelphia Brokerage Corporation at 992 Old Eagle School Road, Suite 915, Wayne, Pennsylvania 19087, phone (610) 975-9990, Attn: Bernadette Pucillo.

1.             Subscription

The undersigned (the “Subscriber”) hereby subscribes for and agrees to purchase from the Company, subject to the terms and conditions set forth in the Prospectus, a copy of which Subscriber acknowledges having received, ___________ shares (the “Shares”) of Common Stock, at a price of $_.__ per Share or $____________ in the aggregate (the “Subscription Price”).

2.             Payment

The Subscription Price must accompany this Subscription Agreement and shall be paid in United States currency either by bank draft or cashier’s check payable to Wells Fargo Bank Minnesota, N.A. (escrow agent) fbo VendingData Corporation or by wire transfer of immediately available funds.  If you are paying by wire transfer, check one of the following:

                [  ]  Payment has been wired previously

                [  ]  Please deduct payment from my account ________________ and wire as follows:

Wells Fargo Bank Minnesota, N.A.
ABA # 121000248
A/C # 0001038377
A/C of Corporate Trust Clearing
FFC:  VendingData Corp. escrow
A/C # 15124400
Attn:  Joseph Taffe

Please send my Shares through DTC to DTC # ________ for credit to A/C _________________.

3.             Subscription Information

Shares are to be registered as indicated below.  (Please type or print.)

Social Security or Federal Tax I.D. Number

Name(s)

Telephone Number ( )
Street Address

City, State, Zip Code

Ownership:            [  ]  Individual       [  ]  Marital Property            [  ]  Joint Tenants with Right of Survivorship

                [  ]  Tenants in Common                                      [  ]  Corporation                    [  ]  Partnership

                [  ]  Trust                [  ]  IRA/Qualified Plan        [  ]   Limited Liability Company

                [  ]  Other

If Shares are to be registered jointly, all owners must sign.  For IRAs/Qualified Plans, the trustee must sign.  Any registration in the names of two or more co-owners will, unless otherwise specified, be as joint tenants with rights of survivorship and not as tenants in common.  Each Subscriber certifies that he/she/it has full capacity to enter into this Agreement.  This subscription is subject to acceptance by the Company and will not be accepted unless accompanied by payment in full.

4.             Special State Law Considerations

In order to comply with the applicable securities laws of certain states, the Shares of Common Stock that are described in the Prospectus may not be offered or sold unless they have been registered or qualified for sale in such states or an exemption from such registration or qualification requirement is available and with which we have complied.  We intend to register or qualify such Shares in the states of California, Maryland, Massachusetts, New Jersey, New York, Oregon, and Pennsylvania and in every other jurisdiction where so required.  As of the date of the Prospectus, the Company had not determined specifically in what other states it will offer or sell such Shares and whether those states will require registration or qualification. If you are not located in one of the states listed above, please be sure to consult with Philadelphia Brokerage Corporation to ensure the legality of your desired purchase.

5.             Miscellaneous

(a)           Subscriber represents and warrants that Subscriber is not in the class of persons to which sales would be prohibited under Rule 2110 of the NASD Conduct Rules and the corresponding interpretative material, IM-2110-1.

(b)           All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

(c)           This Subscription Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.  This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada, as such laws are applied by Nevada courts to agreements entered into and to be performed in Nevada and between residents of Nevada, and shall be binding upon the Subscriber, the Subscriber’s heirs, estate, legal representatives, successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(d)           This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

(e)           Except as set forth herein, neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

(f)            The Offering may be withdrawn at any time prior to the issuance of shares of Common Stock offered as described in the Prospectus to prospective Subscribers. Further, in connection with the offer and sale of such shares, the Company reserves the right, in its sole discretion, to reject any subscription in whole or in part or to allot to any prospective subscriber fewer than the shares of Common Stock applied for by such subscriber. Such shares are offered by the Company subject to prior sale, acceptance of an offer to purchase, withdrawal, cancellation or modification of the offer, without notice.

(g)           This Subscription Agreement does not constitute an offer to sell or a solicitation of any offer to buy any securities offered hereby by anyone in any jurisdiction in which such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

Signatures

Individuals (All proposed record holders must sign.)

Dated:

(Signature)	(Signature)

(Print or Type Name)	(Print or Type Name)

Corporations, Partnerships, Trusts and IRAS/Qualified Plans (Certificate of Signatory must be completed.)

Dated:
(Print or Type Name of Entity)

By:
(Signature of Authorized Representative)

CERTIFICATE OF SIGNATORY

I, _______________________________, am the _____________________________
                    (Print or Type Name of Authorized Representative)               (Print or Type Title or Position)

of _________________________________________________________________ (“Entity”).
                                                (Print or Type Name of Subscribing Entity)

I certify that I am fully authorized and empowered by the Entity to execute this Subscription Agreement and to purchase Common Stock, and that this Subscription Agreement has been duly executed by me on behalf of the Entity and constitutes a valid and binding obligation of the Entity in accordance with its terms.

(Signature of Authorized Representative)

Acceptance

                Subscription    [  ]  accepted               [  ]  rejected as of _________________________

VendingData Corporation

By:
(Signature of Authorized Officer)
Date:

Accredited Investor Addendum to

Subscription Agreement

This Addendum is entered into by the undersigned in conjunction with that certain subscription agreement for the purchase of shares of common stock of VendingData Corporation, a Nevada corporation (the “Company”), in the Company’s public offering of common stock registered pursuant to that certain Registration Statement on Form SB-2, as amended (SEC File No. 333-109115).

The undersigned hereby represents and warrants that the undersigned is an “accredited investor,” as defined by Rule 501(a) of Regulation D under the Securities Act of 1933, and acknowledges and understands that the Company’s public offering of common stock is being sold in New Jersey and Pennsylvania only to “accredited investors.”  The undersigned represents that the undersigned is an accredited investor based upon one of the following grounds (please check one):

☐	(1)	Private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or
☐	(2)

Organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of Five Million Dollars ($5,000,000); or

☐	(3)	Director or executive officer of the Company; or
☐	(4)	Natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds One Million Dollars ($1,000,000); or
☐	(5)

Natural person who has an individual income in excess of Two Hundred Thousand Dollars ($200,000) in each of the two (2) most recent years and has a reasonable expectation of reaching the same income level in the current year; or

☐	(6)

Natural person who has a joint income with that person’s spouse in excess of Three Hundred Thousand Dollars ($300,000) in each of the two (2) most recent years and has a reasonable expectation of reaching the same income level in the current year; or

☐	(7)

Trust, with total assets in excess of Five Million Dollars ($5,000,000), not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as defined by Rule 506(b)(2)(ii) of the Securities Act; or

☐	(8)	Entity in which all of the equity owners are accredited investors.

The undersigned understands that the Company is relying on the undersigned with respect to the accuracy of this representation and understands the significance of the undersigned’s representation to the Company that the undersigned is an accredited investor.  In addition, the undersigned agrees to notify the Company of any material changes affecting accredited investor status prior to the closing of any purchase made.

_______________________________________
(Name of Accredited Investor)

By:
(Print Name)

Its:
(Title)

(Signature)

Massachusetts Addendum to

Subscription Agreement

This Addendum is entered into by the undersigned in conjunction with that certain subscription agreement for the purchase of shares of common stock of VendingData Corporation, a Nevada corporation (the “Company”), in the Company’s public offering of common stock registered pursuant to that certain Registration Statement on Form SB-2, as amended (SEC File No. 333-109115).

The undersigned hereby represents and warrants that the undersigned is an “institutional buyer,” as defined by the General Provisions of 950 §14.400 of the Code of Massachusetts Regulation (“CMR”) and acknowledges and understands that the Company’s public offering of common stock is being sold in Massachusetts only to “institutional buyers.”  The undersigned represents that the undersigned is an institutional buyer based upon one of the following grounds (please check one):

☐	(1)	A Small Business Investment Company licensed by the U.S. Small Business Administration under the Small Business Investment Act of 1958, as amended; or
☐	(2)	A private business development company as defined in § 202(a)(22) of the Investment Advisers Act of 1940, as amended; or
☐	(3)	A Business Development Company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended; or
☐	(4)	An entity with total assets in excess of $5 million and which is either:
		(a)

A company (whether a corporation, a Massachusetts or similar business trust, partnership, limited liability company or limited liability partnership) not formed for the specific purpose of acquiring the securities offered; a substantial part of whose business activities consists of investing, purchasing, selling or trading in securities issued by others and whose investment decisions made by persons who are reasonably believed by the seller to have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment; or

		(b) An organization described in Section 501(c)(3) of the Internal Revenue Code; or
☐	(5)	A Qualified Institutional Buyer as defined in 17 CFR 230.144A(a).

The undersigned understands that the Company is relying on the undersigned with respect to the accuracy of this representation and understands the significance of the undersigned’s representation to the Company that the undersigned is an institutional buyer.  In addition, the undersigned agrees to notify the Company of any material changes affecting institutional buyer status prior to the closing of any purchase made.

_______________________________________
(Name of Institutional Buyer)

By:
(Print Name)

Its:
(Title)

(Signature)

Oregon Addendum to

Subscription Agreement

This Addendum is entered into by the undersigned in conjunction with that certain subscription agreement for the purchase of shares of common stock of VendingData Corporation, a Nevada corporation (the “Company”), in the Company’s public offering of common stock registered pursuant to that certain Registration Statement on Form SB-2, as amended (SEC File No. 333-109115).

The undersigned hereby represents and warrants that the undersigned is a suitable investor and qualifies under one of the categories set forth below.  The undersigned acknowledges and understands that the Company’s public offering of common stock is being sold in Oregon only to persons that meet one of the categories set forth below.  The undersigned represents that the undersigned is a suitable investor under one of the following grounds (please check one):

☐	(1)	A person that has a current annual gross income of $60,000 and net worth of $60,000 (exclusive of home, home furnishings and automobiles); or
☐	(2)	A person that has a minimum net worth of $225,000 (exclusive of home, home furnishings and automobiles).

The undersigned understands that the Company is relying on the undersigned with respect to the accuracy of this representation and understands the significance of the undersigned’s representation to the Company that the undersigned is a suitable investor.  In addition, the undersigned agrees to notify the Company of any material changes affecting the investor’s suitability status prior to the closing of any purchase made.

_______________________________________
(Name of Investor)

By:
(Print Name)

Its:
(Title)

(Signature)

California Addendum to

Subscription Agreement

This Addendum is entered into by the undersigned in conjunction with that certain subscription agreement for the purchase of shares of common stock of VendingData Corporation, a Nevada corporation (the “Company”), in the Company’s public offering of common stock registered pursuant to that certain Registration Statement on Form SB-2, as amended (SEC File No. 333-109115).

The undersigned hereby represents and warrants that the undersigned is a suitable investor and qualifies under one of the categories set forth below.  The undersigned acknowledges and understands that the Company’s public offering of common stock is being sold in California only to persons that meet one of the categories set forth below.  The undersigned represents that the undersigned is a suitable investor under one of the following grounds (please check one):

☐	(1)	A person that has a minimum of $250,000 liquid net worth (exclusive of home, home furnishings and automobiles) plus $65,000 gross annual income; or
☐	(2)	A person that has a minimum of $500,000 liquid net worth (exclusive of home, home furnishings and automobiles); or
☐	(3)	A person that has $1,000,000 net worth (inclusive of home, home furnishings and automobiles); or
☐	(4)	A person that makes $200,000 gross annual income.

The undersigned understands that the Company is relying on the undersigned with respect to the accuracy of this representation and understands the significance of the undersigned’s representation to the Company that the undersigned is a suitable investor.  In addition, the undersigned agrees to notify the Company of any material changes affecting the investor’s suitability status prior to the closing of any purchase made.

_______________________________________
(Name of Investor)

By:
(Print Name)

Its:
(Title)

(Signature)